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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2004

                             GENESEE & WYOMING INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        001-31456                                       06-0984624
 (Commission File Number)                  (I.R.S. Employer Identification No.)

  66 FIELD POINT ROAD, GREENWICH, CONNECTICUT                        06830
    (Address of principal executive offices)                       (Zip Code)

                                 (203) 629-3722
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

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ITEM 12. Results of Operations and Financial Condition

The following Press Release, filed as Exhibit 99, and the information set forth therein is furnished under Item 12, Disclosure of Results of Operations and Financial Condition. The Press Release was issued by Genesee & Wyoming Inc. on February 11, 2004, announcing Genesee & Wyoming Inc.'s financial results for the fourth quarter and year of 2003, which is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GENESEE & WYOMING INC.

February 11, 2004            By: /s/ John C. Hellmann
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                             John C. Hellmann
                             Chief Financial Officer